UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2010

Cellu Tissue Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34606	06-1346495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 Lockeway Drive Suite 501 Alpharetta, Georgia	30004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 393-2651

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF THE SECURITY HOLDERS.

On July 22, 2010, Cellu Tissue Holdings, Inc. held its annual meeting of stockholders. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The following matters were submitted to a vote of the stockholders.

Votes regarding the election of two directors to serve until the annual meeting of the stockholders in 2013 or until their successors are duly elected and have qualified were as follows:

Name	For	Withheld	Broker
David L. Ferguson	17,521,378	701,361	1,600
Russell C. Taylor	17,923,749	298,990	1,600

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellu Tissue Holdings, Inc. (Registrant)

Date: July 27, 2010	By:	/s/ W. Edwin Litton
Mr. W. Edwin Litton Senior Vice President – General Counsel and Secretary

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